                                                                    EXHIBIT 10.3

                           RESTORATION HARDWARE, INC.
                         NOTICE OF GRANT OF STOCK OPTION

               Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Restoration Hardware, Inc. (the "Corporation"):

               Optionee: Gary G. Friedman

               Grant Date: March 18, 2001

               Vesting Commencement Date: March 18, 2001 (Date employment commences)

               Exercise Price:  $6.00 per share

               Number of Option Shares:  200,000 shares

               Expiration Date:  March 17, 2011

               Type of Option:  Non-Statutory Stock Option

               Vesting/Exercise Schedule: Subject to the terms of the Stock Option Agreement attached as Exhibit A, Optionee shall acquire a vested interest in, and the Option shall become exercisable for, thirty-three and one-third percent (33 1/3%) of the Option Shares upon Optionee's completion of each of the three (3) years of Service measured from and after the Vesting Commencement Date, with the first such installment to become exercisable on the first anniversary of the Vesting Commencement Date. In no event shall the Option vest for any additional Option Shares after Optionee's cessation of Service.

               Optionee agrees to be bound by the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A.

               No Employment or Service Contract. Nothing in this Notice or in the attached Stock Option Agreement shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause. This shall not, however, diminish the Corporation's obligations under Optionee's Compensation and Severance Agreement, as defined in the Option Agreement attached as Exhibit A, after such agreement becomes effective.

               Definitions. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.


                                    RESTORATION HARDWARE, INC.

                                    By:  /s/ Stephen J. Gordon
                                        ----------------------------------------

                                    Title:  Chairman
                                           -------------------------------------



                                      /s/ Gary G. Friedman
                                    --------------------------------------------
                                    OPTIONEE

                                    Address:    118 Paradise Drive
                                             -----------------------------------

                                                Tiburon, CA 94920
                                    --------------------------------------------





ATTACHMENT
EXHIBIT A - STOCK OPTION AGREEMENT
EXHIBIT B - STOCK PURCHASE AGREEMENT
EXHIBIT C - EARLY EXERCISE STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                                                       EXHIBIT A

                           RESTORATION HARDWARE, INC.

                             STOCK OPTION AGREEMENT



RECITALS

        A. Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Board in connection with the Corporation's grant of an option to Optionee.

        B. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

               NOW, THEREFORE, it is hereby agreed as follows:

               1. GRANT OF OPTION. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price, subject to Paragraphs 5 and 6 hereof. The option shall be a Non-Statutory Option.

               2. OPTION TERM. This option shall have a maximum term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

               3. LIMITED TRANSFERABILITY. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. However, this option may, in connection with the Optionee's estate plan, be assigned in whole or in part during Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established for the exclusive benefit of the Optionee and/or one or more such family members. The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment. The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.

               4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

               5. CESSATION OF SERVICE. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

                      (a) Should Optionee cease to remain in Service for any reason (other than death, Disability or Cause) while this option is outstanding, then, subject to Paragraph 5(d) below, the period for exercising this option shall be reduced to a six (6)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.

                      (b) Should Optionee die while holding this option, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of inheritance shall have the right to exercise this option. Such right shall lapse, and this option shall cease to be outstanding, upon the earlier of
(i) the expiration of the twelve (12)-month period measured from the date of Optionee's death or (ii) the Expiration Date.



                      (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then the period for exercising this option shall be reduced to a twelve (12)-month period commencing with the date of such cessation of Service, but in no event shall this option be exercisable at any time after the Expiration Date.


                      (d) Should Optionee assume the position of the Corporation's Chief Executive Officer and Optionee's Service be terminated by the Corporation other than for Cause (as defined in Optionee's Compensation and Severance Agreement), death or Disability or should Optionee voluntarily terminate Service for Good Reason (as defined in Optionee's Compensation and Severance Agreement), death or Disability, this option shall automatically vest in full and become exercisable for all of the Option Shares as fully vested shares; provided that to the extent that such option would not have been vested but for this Paragraph 5(d), it may not be exercised after the earlier of three
(3) months following cessation of Service or the Expiration Date;

                      (e) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable (including by reason of Paragraph 5(d))at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any otherwise exercisable Option Shares for which the option has not been exercised. However, to the extent Optionee is not vested in one or more Option Shares at the time of Optionee's cessation of Service this Option shall immediately terminate and cease to be outstanding with respect to those shares.

                      (f) Should Optionee's Service be terminated for Cause, then this option shall terminate immediately and cease to remain outstanding.

               6. SPECIAL ACCELERATION OF OPTION.

                      (a) This option to the extent that it is outstanding at the time of a merger, consolidation or other transaction in which the Corporation's Common Stock ceases to exist, but is not otherwise fully exercisable, it shall automatically vest in full so that this option shall, immediately prior to the effective date of such transaction, become exercisable for all of the Option Shares at the time subject to this option and may be exercised for any or all of those Option Shares as fully vested shares of Common Stock. However, subject to Paragraph 6(d) below, this option shall not vest on such an accelerated basis if and to the extent: (i) this option is, in connection with such transaction, to be assumed by the successor corporation (or parent thereof) and the Corporation's repurchase rights with respect to the unvested Option Shares are assigned to such successor corporation

(or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction or (ii) this option is to be replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the transaction on the Option Shares for which this option is not otherwise at that time exercisable (the excess of the Fair Market Value of those Option Shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout in accordance with the same option exercise/vesting schedule set forth in the Grant Notice.

                      (b) Immediately following any such transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the transaction.

                      (c) If this option is assumed in connection with such a transaction (or otherwise continued in full force and effect), then this option shall be appropriately adjusted, immediately after such transaction, to apply to the number and class of securities or other property which would have been issuable to Optionee in consummation of such transaction had the option been exercised immediately prior thereto, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

                      (d) Should Optionee assume the position of Chief Executive Officer of the Corporation and there should occur a Change in Control, this option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically vest in full so that this option shall, pursuant to Optionee's Compensation and Severance Agreement, become exercisable for all the Option Shares then subject to the Option and may be exercised for any or all of those Option Shares as fully vested shares, whether or not the option will be assumed by a successor (or parent) or otherwise continued. If the option is not assumed or otherwise continued following the Change in Control, this option shall become exercisable for fully vested Option Shares immediately before the Change in Control.

                      (e) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               7. ADJUSTMENT IN OPTION SHARES. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               8. STOCKHOLDER RIGHTS. The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

               9. MANNER OF EXERCISING OPTION.



                      (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                             (i) Execute and deliver to the Corporation a Stock
Purchase Agreement or, if applicable, an Early Exercise Stock Purchase Agreement for the Option Shares for which the option is exercised.

                             (ii) Pay the aggregate Exercise Price for the
purchased shares in one or more of the following forms or, if the option is exercised before all the Option Shares are fully vested, in the form permitted by the Early Exercise Stock Purchase Agreement:

                                    (A) cash or check made payable to the
        Corporation; or

                                    (B) a promissory note payable to the
        Corporation, but only to the extent authorized by the Board in accordance with Paragraph 13.

                                    (C) shares of Common Stock held by Optionee
        (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or

                                    (D) to the extent the option is exercised
        for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

                Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must accompany the Stock Purchase Agreement delivered to the Corporation in connection with the option exercise.

                                    (E) Any other form permitted in the Early
        Exercise Stock Purchase Agreement, if applicable.

                             (iii) Furnish to the Corporation appropriate
documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                             (iv) Make appropriate arrangements with the
Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

                      (b) As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

                      (c) In no event may this option be exercised for any fractional shares.

               10. REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE STOCK PURCHASE AGREEMENT OR EARLY STOCK PURCHASE AGREEMENT, WHICHEVER IS APPLICABLE AT THE TIME OF PURCHASE.

               11. COMPLIANCE WITH LAWS AND REGULATIONS.

                      (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

                      (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals and to timely register the sale of shares under this Option with the Securities and Exchange Commission on a Form S-8 registration statement and to timely list the Option Shares on Nasdaq National Market.

               12. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

               13. NOTICES. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

               14. FINANCING. The Board may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note payable to the Corporation. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Board in its sole discretion.

               15. ARBITRATION. Any disputes between Optionee and the Company shall be resolved pursuant binding arbitration pursuant to the procedures and terms set forth in Optionee's Compensation and Severance Agreement.

               16. GOVERNING LAW. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   APPENDIX

The following definitions shall be in effect under the Agreement:

A.      AGREEMENT shall mean this Stock Option Agreement.

B.      BOARD shall mean the Corporation's Board of Directors.

C. CAUSE shall have the meaning assigned to it in Optionee's Compensation and Severance Agreement.

D. CHANGE IN CONTROL shall have the meaning specified in the Compensation and Severance Agreement.

E.      CODE shall mean the Internal Revenue Code of 1986, as amended.

F.      COMMON STOCK shall mean shares of the Corporation's common stock.

G. CORPORATION shall mean Restoration Hardware, Inc., a Delaware corporation.

H. COMPENSATION AND SEVERANCE AGREEMENT shall mean that Compensation and Severance Agreement attached to the Corporation's letter dated March 15, 2001 offering employment to Employee as Chief Executive Officer of the Corporation, provided that such Agreement has been executed by both parties and become effective.

I. DISABILITY shall mean a physical or mental infirmity which either (i) impairs Optionee's ability to substantially perform Optionee's duties with the Corporation for a period of one hundred eighty (180) consecutive days or (ii) is expected to so impair Optionee for a period of at least one year or (iii) entitles Optionee to long-term disability benefits under a long-term disability policy maintained by the Corporation; provided, that Optionee has not returned to Optionee's full-time employment prior to the Termination Date as stated in the Notice of Termination.

        J. EARLY EXERCISE STOCK PURCHASE AGREEMENT shall mean the Stock Purchase Agreement in substantially the form of Exhibit C to the Grant Notice.

        K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        L. EXERCISE DATE shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        M. EXERCISE PRICE shall mean the exercise price per Option Share as specified in the Grant Notice.

        N. EXPIRATION DATE shall mean the date on which the option expires as specified in the Grant Notice.

        O. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

               (a) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be deemed equal to the mean between the high and low selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (b) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be deemed equal to the mean between the high and low selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

        P. GRANT DATE shall mean the date of grant of the option as specified in the Grant Notice.

        Q. GRANT NOTICE shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

        S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

        T. OPTION SHARES shall mean the number of shares of Common Stock subject to the option as specified in the Grant Notice.

        U. OPTIONEE shall mean the person to whom the option is granted as specified in the Grant Notice.

        V. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        W. SERVICE shall mean the Optionee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor.

        X. STOCK EXCHANGE shall mean the American Stock Exchange or the New York Stock Exchange.

        Y. STOCK PURCHASE AGREEMENT shall mean the stock purchase agreement in substantially the form of Exhibit B to the Grant Notice.

        Z. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                    EXHIBIT B

                            STOCK PURCHASE AGREEMENT

                                                                       EXHIBIT B

                           RESTORATION HARDWARE, INC.

                            STOCK PURCHASE AGREEMENT


               AGREEMENT made this __ day of ____, 20__, by and between Restoration Hardware, Inc., a Delaware corporation, and Gary G. Friedman ("Employee").

               All capitalized terms in this Agreement shall have the meaning assigned to them in this Agreement or in the attached Appendix.

        A. PURCHASE OF SHARES

               1. PURCHASE. Employee hereby purchases _____ shares of Common Stock (the "Purchased Shares") at the purchase price of $6.00 per share, subject to Paragraph A.2. (the "Purchase Price"), and the Corporation hereby sells the Purchased Shares to Employee at the Purchase Price.

               2. PAYMENT. Concurrently with the delivery of this Agreement to the Corporation, Employee shall pay the Purchase Price for the Purchased Shares.

               3. STOCKHOLDER RIGHTS. Employee (or any successor in interest) shall have all the rights of a stockholder (including voting, dividend and liquidation rights) with respect to the Purchased Shares.

               4. REPRESENTATIONS AND WARRANTIES. Employee hereby makes, with respect to the purchase of the Purchased Shares, the same investment representation and warranties as are required to be made by investors pursuant to the Series A and B Preferred Stock Purchase Agreement (the "Preferred Agreement") applicable to the purchase of preferred stock of the Corporation. Similarly, the Corporation hereby makes, with respect to the purchase of the Purchased Shares, the same representations and warranties that it is required to make under Sections 4.4 and 4.5 of the Preferred Agreement.

        B. GENERAL PROVISIONS

               1. NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement shall confer upon Employee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Employee) or of Employee, which rights are hereby expressly reserved by each, to terminate Employee's Service at any time for any reason, with or without cause; provided that nothing herein shall diminish Employee's rights to severance and other benefits to the extent and under the circumstances provided in his Compensation and Severance Agreement.

               2. EMPLOYEE UNDERTAKING. Employee hereby agrees to take whatever additional action and execute whatever additional documents the Corporation may deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on either Employee or the Purchased Shares pursuant to the provisions of this Agreement.

               3. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

               4. SUCCESSORS; BINDING AGREEMENT.

               (a) This Agreement shall be binding upon and shall inure to the benefit of the Corporation and its Successors and Assigns, and the Corporation shall require any Successors and Assigns to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform it if no such succession or assignment had taken place.

               (b) Neither this Agreement nor any right or interest hereunder shall be assignable or transferable by Employee or Employee's beneficiaries or legal representatives, except by will or by the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by Employee's legal personal representative.

               5. NOTICE. Notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other; provided, that all notices to the Corporation shall be directed to the attention of the Board with a copy to the Secretary of the Corporation. All notices and communications shall be deemed to have been received on the date of delivery thereof or on the third business day after the mailing thereof, except that notice of change of address shall be effective only upon receipt.

               6. SETTLEMENT OF CLAIMS. Except as expressly provided herein, the Corporation's obligation to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Corporation may have against Employee or others, provided that all amounts payable hereunder shall be subject to all applicable tax withholding.

               7. REGISTRATION. If the Corporation is unable to register Employee's acquisition of the Purchased Shares on a Form S-8 registration statement, Employee shall have the same registration rights as are required to be provided to the purchasers of Series B Preferred stock of the Corporation in the sale of preferred stock.

               8. MISCELLANEOUS. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by Employee and the Corporation. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreement or representation, oral or otherwise, express or implied, with respect to the subject matter hereof has been made by either party that is not expressly set forth in this Agreement.

              9. GOVERNING LAW; ARBITRATION. Any and all disputes relating to this Agreement shall be resolved by binding arbitration pursuant to the procedures and terms of Employee's Compensation and Severance Agreement. The Corporation and Employee understand and agree that this Agreement and its validity, construction and performance shall be governed by the laws of the State of California without regard to conflict of law principles.

               10. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

               11. ENTIRE AGREEMENT. This Agreement (together with the interim employment agreement dated March 18, 2001 ("Interim Employment Agreement") and, if and when they are executed by both parties and become effective, the Compensation and Severance Agreement and documents referenced herein and in the Offer Letter) constitutes the entire agreement between the parties hereto and supersedes all prior agreements, if any, understandings and arrangements, oral or otherwise, between the parties hereto with respect to the subject matter hereof.


               IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                                    RESTORATION HARDWARE, INC.


                                    By:
                                        ----------------------------------------

                                    Title:
                                           -------------------------------------

                                    Address:
                                             -----------------------------------


                                    --------------------------------------------



                                    --------------------------------------------
                                    EMPLOYEE

                                    Address:
                                             -----------------------------------


                                    --------------------------------------------

                                    APPENDIX



               The following definitions shall be in effect under the Agreement:

               A. AGREEMENT shall mean this Stock Purchase Agreement.

               B. BOARD shall mean the Corporation's Board of Directors.

               C. COMMON STOCK shall mean shares of the Corporation's common stock.

               D. COMPENSATION AND SEVERANCE AGREEMENT shall mean the compensation and severance agreement attached to the Corporation's letter dated March 15, 2001 offering employment to Employee as Chief Executive Officer of the Corporation, provided that such agreement has been executed by both parties and become effective.

               E. CORPORATION shall mean Restoration Hardware, Inc., a Delaware corporation.

               F. OFFER LETTER shall mean the letter from the Corporation dated March 19, 2001 offering Employee employment with the Corporation as Chief Executive Officer ("Offer Letter").

               G. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               H. PURCHASE PRICE shall have the meaning assigned to such term in Paragraph A.1.

               I. PURCHASED SHARES shall have the meaning assigned to such term in Paragraph A.1.

               J. SERVICE shall mean the Employee's performance of services for the Corporation (or any Parent or Subsidiary) in the capacity of an employee, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance, a non-employee member of the board of directors or a consultant.

               K. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.



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               L. SUCCESSORS AND ASSIGNS shall mean a corporation or other entity acquiring all or substantially all the assets and business of the Corporation (including this Agreement), whether by operation of law or otherwise.



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                                    EXHIBIT C

                     EARLY EXERCISE STOCK PURCHASE AGREEMENT

                                [NOT APPLICABLE]